Exhibit 10.11

AMENDED AND RESTATED LETTER AGREEMENT NO. 4

TO THE AIRBUS A350-900XWB PURCHASE AGREEMENT

dated as of March 5, 2010

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This amended and restated Letter Agreement No. 4 (hereinafter referred to as the “Letter Agreement”) is entered into as of June 19, 2013 by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac (France) (hereinafter referred to as the “Seller”), and UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into the AIRBUS A350-900XWB Purchase Agreement, dated as of March 5, 2010 (which agreement as previously amended and supplemented with all Exhibits, Appendices and Letter Agreements attached thereto is hereinafter called the “Agreement”), and

WHEREAS, the Buyer and the Seller have entered into Letter Agreement No. 4 to the Agreement, setting forth certain terms and conditions regarding the sale of the Aircraft (the “Original Letter Agreement”).

WHEREAS, the Buyer and the Seller wish to amend and restate the Original Letter Agreement to incorporate relevant amendments to such Original Letter Agreement into a single document.

NOW THEREFORE IT IS AGREED THAT THE ORIGINAL LETTER AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.4	LA4-1

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

1.	DEFINITIONS

Clause 0 to the Agreement is amended to either modify or add the following defined terms between the “QUOTE” and “UNQUOTE”:

QUOTE

A350-1000XWB Aircraft – any or all of the thirty-five (35) firm A350-1000XWB aircraft for which the delivery schedule is set forth in Clause 9.1 to this Agreement ***, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A350-1000XWB Propulsion Systems installed thereon upon delivery.

A350-900XWB Aircraft – any or all of the A350-1000XWB Aircraft converted to firmly ordered A350-900XWB aircraft, ***, as described herein, to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A350-900XWB Propulsion Systems installed thereon upon delivery.

A350-900XWB Airframe – any A350-900XWB Aircraft, excluding the Propulsion Systems thereof, but including the nacelles and thrust reversers.

A350-900XWB Propulsion Systems – as set forth in Paragraph 3.3.1 of Letter Agreement No. 4 to the Agreement.

A350-900XWB Specification – the A350-900XWB Standard Specification as amended by the SCNs, a list of which is set forth in Exhibit B-2 to this Letter Agreement No. 4 hereto and as may be further amended or modified in accordance with this Agreement.

A350-900XWB Standard Specification – the A350-900XWB standard specification document number ***, a copy of which is attached as Exhibit A to this Letter Agreement No. 4.

A350XWB Aircraft – any or all of the A350-1000XWB Aircraft and the A350-900XWB Aircraft, as the case may be.

A350XWB Standard Specification – as applicable, (i) the A350-900XWB Standard Specification or (ii) the A350-1000XWB Standard Specification.

Aircraft – as applicable, (i) any or all of the A350-1000XWB Aircraft sold or to be sold by the Seller and purchased or to be purchased by the Buyer pursuant to this Agreement, and ***, and (iii) any or all of the A350XWB Aircraft with respect to which the Buyer has exercised a Conversion Right.

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.4	LA4-2

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

Airframe – *** the A350-1000XWB Airframe.

***

Final Price of the A350-900XWB Aircraft – as defined in Paragraph 3.3.4 of Letter Agreement No.4 to the Agreement.

Final Price of the A350XWB Aircraft – as applicable, (i) the Final Price of the A350-900XWB Aircraft or (ii) the Final Price of the A350-1000XWB Aircraft.

***

Specification – as applicable, the A350-900XWB Specification or the A350-1000XWB Specification.

UNQUOTE

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2.1.	***

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CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.4	LA4-3

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

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2.3	***

3.	***

3.1.	***

3.2.	INTENTIONALLY LEFT BLANK

3.3.	A350-900XWB Related Matters

3.3.1	A350-900XWB Specification

The A350-900XWB Aircraft shall be manufactured in accordance with the A350-900XWB Standard Specification.

The Seller agrees to inform the Buyer of any Standard Specification evolutions that the Seller is offering to airlines for incorporation in the A350-900XWB aircraft.

The A350-900XWB Aircraft will be equipped with a set of ***.

3.3.2	Base Price of the A350-900XWB Aircraft

The Base Price of the A350-900XWB Aircraft is the sum of:

(i) the Base Price of the A350-900XWB Aircraft as defined in the A350-900XWB Standard Specification (excluding Buyer Furnished Equipment and Airbus Contracted Supplier equipment), which is:

***

(ii) the sum of the base prices of all SCNs set forth in Appendix B-2 to this Letter Agreement No.4, which is:

***

The Base Price of the Aircraft has been established in accordance with ***.

3.3.3	ACS Equipment Price for the A350-900XWB Aircraft

The conditions of purchasing of ACS Equipment for the Aircraft will be the subject of an agreement among the Seller, ACS Suppliers and the Buyer at the time of the final selection of the ACS Equipment from the Option Catalogues.

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.4	LA4-4

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

Notwithstanding the foregoing, it is understood that ACS Equipment for the Aircraft will be purchased by the Seller, in accordance with the agreed terms as set forth above, and invoiced to the Buyer in accordance with Paragraph 3.3.4.

The following reference amount (the “A350-900XWB ACS Reference Price”) may be used as *** for the ACS Equipment for the Buyer’s Aircraft:

***

3.3.4	Final Price of the A350-900XWB Aircraft

The Final Price of the A350-900XWB Aircraft will be the sum of:

(i) the A350-900XWB Aircraft Base Price, as adjusted to the applicable Delivery Date of such Aircraft in accordance with Clause 4 to the Agreement;

(ii) the aggregate of all increases or decreases to the Base Price of the A350-900XWB Aircraft as agreed in any Specification Change Notice for the A350-900XWB Aircraft or part thereof subsequent to the date of this Agreement as adjusted to the Delivery Date in accordance with Clause 4 to the Agreement;

(iii) the price of any and all ACS Equipment selected by the Buyer in the Seller’s Option Catalogs and purchased by the Seller, either at the then applicable Option Catalog price or in accordance with the terms and conditions agreed between the Buyer and the ACS and communicated to the Seller; and;

(iv) any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A350-900XWB Aircraft.

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CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.4	LA4-5

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

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7.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

8.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

9.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.4	LA4-6

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ John J. Leahy
Its:	Chief Operating Officer
Customers

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Its:	Senior Vice President & Treasurer

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.4	LA4-7

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

EXHIBIT A

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CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.4	LA4-8

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-1

INTENTIONALLY LEFT BLANK

CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.4	LA4-9

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL

EXHIBIT B-2

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CT0900252 – United Airlines, Inc. – A350-900XWB Purchase Agreement – Letter Amendment No.4	LA4-10

AIRBUS S.A.S. & UNITED AIRLINES, INC. – PROPRIETARY AND CONFIDENTIAL